1997 ANNUAL REPORT


IDS
Emerging
Markets Fund
(prospectus enclosed)

(icon of) world globe

The goal of IDS Emerging Markets Fund, a part of IDS Global Series, Inc., is long-term growth of capital.

(This annual report includes a prospectus that describes in detail the Fund's objective, investment policies, risks, sales charges, fees and other matters of interest. Please read the prospectus carefully before you invest or send money.)

                       American Express Financial Advisors
             Distributed by American Express Financial Advisors Inc.

(icon of) world globe

Expanding your opportunities

As free enterprise expands around the world, so do investment opportunities. Some of the most exciting ones can be found in the so-called "emerging markets" -- smaller economies located largely in Asia, Latin America and Eastern Europe. Attracted by their rapid growth potential, many aggressive investors have made these markets, which have a higher-than-average risk level, an integral part of their portfolios.

(Icon of) One open book inside of another.
The purpose of this annual report is to tell investors how the Fund performed.

The prospectus, which is bound into the middle of this annual report, describes the Fund in detail.

 Contents
                    1997 annual report

                    From the chairman                                4
                    From the portfolio manager                       4
                    The Portfolio's ten largest holdings             6
                    Making the most of the Fund                      7
                    The Fund's long-term performance                 8
                    Independent auditors' report (Fund)              9
                    Financial statements (Fund)                     10
                    Notes to financial statements (Fund)            13
                    Independent auditors' report (Portfolio)        21
                    Financial statements (Portfolio)                22
                    Notes to financial statements (Portfolio)       25
                    Investments in securities                       31
                    IDS mutual funds                                35
                    Federal income tax information                  39

                    1997 prospectus

                    The Fund in brief                               3p
                    Goal                                            3p
                    Investment policies and risks                   3p
                    Structure of the Fund                           4p
                    Manager and distributor                         4p
                    Portfolio manager                               4p
                    Alternative purchase arrangements               4p

                    Sales charge and Fund expenses                  5p

                    Performance                                     7p
                    Financial highlights                            7p
                    Total returns                                   8p

                    Investment policies and risks                  10p
                    Facts about investments and their risks        11p
                    Valuing Fund shares                            17p

                    How to purchase, exchange or redeem shares     18p
                    Alternative purchase arrangements              18p
                    How to purchase shares                         21p
                    How to exchange shares                         23p
                    How to redeem shares                           23p
                    Reductions and waivers of the sales charge     28p

                    Special shareholder services                   33p
                    Services                                       33p
                    Quick telephone reference                      33p

                    Distributions and taxes                        34p
                    Dividend and capital gain distributions        34p
                    Reinvestments                                  35p
                    Taxes                                          35p
                    How to determine the correct TIN               37p

                    How the Fund and Portfolio are organized       38p
                    Shares                                         38p
                    Voting rights                                  38p
                    Shareholder meetings                           38p
                    Special considerations regarding
                         master/feeder structure                   38p
                    Board members and officers                     40p
                    Investment manager                             42p
                    Administrator and transfer agent               42p
                    Distributor                                    43p

                    About American Express Financial Corporation   44p
                    General information                            44p

                    Appendices                                     45p
                    Description of corporate bond ratings          45p
                    Descriptions of derivative instruments         47p


(This annual report is not part of the prospectus.)

 To our shareholders

(Picture of) William R. Pearce
Chairman of the board

(Picture of) Ian King
Portfolio manager

        From the chairman

        If you're an experienced investor, you know that the past few years have been unusually strong ones in many financial markets. Perhaps just as important, history shows that bull markets don't last forever. Though they're often unpredictable, declines -- whether they're brief or long-lasting, moderate or substantial -- are always a possibility. We saw evidence of that in late October, when declines in several foreign stock markets spawned a sharp drop in the U.S. market.

        That fact reinforces the need for investors to review periodically their long-term goals and examine whether their investment program remains on track to achieving them. Your quarterly investment statements are one part of that monitoring process. The other is a meeting with your American Express financial advisor. That becomes even more important if there's a major change in your financial situation or in the financial markets.

        /s/ W. R. Pearce
        William R. Pearce

        From the portfolio manager

        The volatility that characterizes financial markets in emerging economies was never more evident than in the past 12 months. Nevertheless, and despite a dramatic downturn near the end of the period, IDS Emerging Markets Fund's Class A shares produced a positive return of 6.8% for the fiscal year, which ran from Nov. 13, 1996 (the Fund's inception date) through Oct. 1997. The gain exceeded that of the Morgan Stanley Capital International Emerging Markets Free Index, an unmanaged index that is commonly used as a benchmark for evaluating the performance of mutual funds such as this one.

        The first several weeks of the period were largely devoted to putting investors' money to work by purchasing shares of stocks in a wide range of countries, including Hong Kong/China, Brazil, Argentina, Russia, Mexico, Turkey, Taiwan and Malaysia. Later in the period, I also established a position in Israel.

        A focus on robust economies

        For the most part, I concentrated on stocks of companies involved in infrastructure (construction of roads, bridges, utilities, sewage

(This annual report is not part of the prospectus.)

        systems, etc.) and industrial development, which are in their early stages in many emerging markets. My investment approach is to focus first on countries with the fastest-growing economies, then try to identify the stocks in those countries that appear to have the best long-term appreciation potential. In many cases, this has led to companies that are especially benefiting from the trend toward privatization and deregulation in many developing countries.

        During the first several months of the period, the investment environment in most emerging markets was relatively calm and quite productive. Leading the way were Brazil, Argentina, Mexico, Russia and Hong Kong/China, which constituted the largest investment exposures for the Fund. Despite a downturn in August, the Fund was ahead more than 24% by early October.

        Market meltdown

        All the while, though, trouble had been brewing in Southeast Asia, where declining currency values had dragged down those markets for many months. Things came to a head in late October as the Hong Kong market crumbled, sending shock waves throughout emerging markets worldwide. Although its exposure to Asia was relatively minor (I had substantially reduced investments there over the summer), the Fund couldn't avoid the effect of the consequent declines in other markets. In the end, the global downturn erased most of the previous 11 months' gain.

        While such events test the patience of any investor, it's important to keep in mind that sharp swings are nothing new in emerging markets and, perhaps more important, the case for investing in emerging markets is, in my view at least, as sound as ever. Inflation remains under control around the globe, economies in many developing countries are still vibrant, and the worldwide trend toward free markets and capitalism is unbowed. Over the long run, I'm confident that combination will again prove rewarding.

        /s/ Ian King
        Ian King

Class A
 Nov. 13, 1996* - Oct. 31, 1997
(All figures per share)

Net asset value (NAV)
Oct. 31, 1997             $ 5.33
Nov. 13, 1996*            $ 5.00
Increase                  $ 0.33

Distributions
Nov. 13, 1996* - Oct. 31, 1997
From income               $ 0.01
From capital gains        $   --
Total distributions       $ 0.01

Total return**              +6.8%***

Class B
 Nov. 13, 1996* - Oct. 31, 1997
(All figures per share)

Net asset value (NAV)
Oct. 31, 1997             $ 5.29
Nov. 13, 1996*            $ 5.00
Increase                  $ 0.29

Distributions
Nov. 13, 1996* - Oct. 31, 1997
From income               $    --
From capital gains        $    --
Total distributions       $    --

Total return**              +6.1%***

Class Y
 Nov. 13, 1996* - Oct. 31, 1997
(All figures per share)

Net asset value (NAV)
Oct. 31 1997              $ 5.33
Nov. 13, 1996*            $ 5.00
Increase                  $ 0.33

Distributions
Nov. 13, 1996* - Oct. 31, 1997
From income               $ 0.01
From capital gains        $   --
Total distributions       $ 0.01

Total return**              +6.9%***
     * Inception date.
    ** The prospectus discusses the effect of sales charges, if any, on the various classes.
   *** The total return is a hypothetical investment in the Fund with all distributions reinvested.

        (This annual report is not part of the prospectus.)

The Portfolio's ten largest holdings

(icon of) pie chart

The ten holdings listed here make up 23.29% of the Portfolio's net assets

                                                Percent             Value
                            (of Portfolio's net assets)   (as of Oct. 31, 1997)

Telecommunicacoes Brasileiras-                    3.12%       $11,165,000

     Telebras ADR (Brazil)

Cia. de Telecommunicaciones                       2.44          8,741,250

      de Chile ADR (Chile)

AO Tatneft ADR (Russia)                           2.40          8,580,000

Grupo Carso SA de CV (Mexico)                     2.39          8,577,194

Yapi ve Kredi Bankasi (Turkey)                    2.32          8,318,750

Telefonos de Mexico                               2.29          8,217,500

    ADR Cl L (Mexico)

Centrais Electricas Brasileiras                   2.24          8,035,021

    ADR (Brazil)

Kimberly-Clark de Mexico                          2.06          7,395,764

    ADR (Mexico)

Israel Chemicals (Israel)                         2.03          7,276,790

Compania de Minas Buenaventura                    2.00          7,175,000

    ADR (Peru)

Note: Certain foreign investment risks include: changes in currency exchange rates, adverse political or economic order, and lack of similar regulatory requirements followed by U.S. companies.

(This annual report is not part of the prospectus.)

 Making the most of the Fund

        Build your assets systematically

        One of the best ways to invest in the Fund is by dollar-cost averaging -- a time-tested strategy that can make market fluctuations work for you. To dollar-cost average, simply invest a fixed amount of money regularly. You'll automatically buy more shares when the Fund's share price is low, fewer shares when it is high.

        Using this strategy does not ensure a profit or avoid a loss if the market declines, and requires that you be able to keep on investing on a regular basis, even when the price of your shares falls or the market declines. Investing in this manner can be an effective way to accumulate shares to meet your long-term goals.

How dollar cost averaging works

Month     Amount        Per-share        Number of shares purchased
          invested      market price
Jan       $100          $20              5.00 XXXXX
Feb        100           18              5.56 XXXXXx
March      100           17              5.88 XXXXXx
April      100           15              6.67 XXXXXXx
May        100           16              6.25 XXXXXXx
June       100           18              5.56 XXXXXx
July       100           17              5.88 XXXXXx
Aug        100           19              5.26 XXXXXx
Sept       100           21              4.76 XXXXx
Oct        100           20              5.00 XXXXX

(footnote to table) By investing an equal number of dollars each month....

(arrow in table  pointing to April) you  automatically  buy more shares when the per share market price is low....

(arrow pointing to Sept) and fewer shares when the per share market price is high.

        You have paid an average price of only $17.91 per share over the 10 months, while the average market price actually was $18.10.

        Three ways to benefit from a mutual fund:

      o your shares increase in value when the Fund's investments do well

      o you receive capital gains when the gains on investments sold by the Fund exceed losses

      o you receive income when the Fund's stock dividends, interest and short-term gains exceed its expenses.

        All three make up your total return and you potentially can increase your investment if, like most investors, you reinvest your dividends and capital gain distributions to buy additional shares of the Fund or another fund.

        (This annual report is not part of the prospectus.)

 The Fund's long-term performance

How $10,000 has grown in IDS Emerging Markets Fund


                                             MSCI Emerging MArkets
                                                        Free Index

$9,500               Lipper Emerging Markets
                                  Fund Index

                                                                $10,066
                                                  Emerging Markets Fund
                                                                Class A

11/96  12/96  1/97  2/97  3/97  4/97  5/97  6/97  7/97  8/97  9/97  10/97

Average annual total return
(as of Oct. 31, 1997)

                                 Since inception*
     Class A                         +1.50%
     Class B                         +2.07%
     Class Y                         +6.86%

*Inception date was Nov. 13, 1996. For purposes of the graph above, start date was Nov. 30, 1996.

        Assumes: oHolding period from 11/13/96 to 10/31/97. oReturns do not reflect taxes payable on distributions. oReinvestment of all income and capital gain distributions for the Fund, with a value of $14. Also see "Performance" in the Fund's current prospectus.

        Morgan Stanley Capital International (MSCI) Emerging Markets Free Index, an unmanaged market capitalization-weighted index compiled from a composite of securities markets of 26 emerging market countries, is widely recognized by investors as a measurement index for portfolios of emerging market securities.

        Lipper Emerging Markets Fund Index, an unmanaged index published by Lipper Analytical Services, Inc., includes 31 funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

        On the graph above you can see how the Fund's total return compared to two widely cited performance indexes, the MSCI Emerging Markets Free Index and the Lipper Emerging Markets Fund Index. In comparing IDS Emerging Markets Fund (Class A) to the two indexes, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 5%, while such charges are not reflected in the performance of the indexes.

        Your investment and return values fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Average annual total return figures reflect the impact of the applicable sales charge, up to a maximum of 5%. This was a period of widely fluctuating security prices. Past performance is no guarantee of future results.

        (This annual report is not part of the prospectus.)

The financial statements contained in Post-Effective Amendment #28 to Registration statement No. 33-25824 filed on or about Dec. 24, 1997, are incorporated herein by reference.

IDS mutual funds

Global/International funds

Funds in this group seek capital growth and/or income by investing primarily in foreign securities. Foreign investments may be subject to currency fluctuations and political and economic risks of the countries in which the investments are made. They are high risk mutual funds with a potential for high reward.

IDS Emerging Markets Fund

Invests in a Portfolio comprised primarily of stocks of companies in developing countries throughout the world that are believed to offer growth potential. Seeks to provide long-term growth of capital.

(icon of) world with countries

IDS Global Growth Fund

Invests in a Portfolio comprised primarily of stocks of companies throughout the world that are positioned to meet market needs in a changing world economy. These companies offer above-average potential for long-term growth.

(icon of) world

IDS International Fund

Invests primarily in common stocks of foreign companies that offer potential for superior growth. The Fund may invest up to 20% of its assets in the U.S. market.

(icon of) three flags

IDS Global Balanced Fund

Invests in stocks and bonds in, for the most part, major markets throughout the world, including the U.S. Seeks to provide a balance of growth of capital and current income.

(icon of) scale of globes

IDS Global Bond Fund

Invests in a Portfolio comprised primarily of debt securities of U.S. and foreign issuers to seek high total return through income and growth of capital.

(icon of) globe

Growth funds

Funds in this group seek capital growth, primarily from common stocks. They are high risk mutual funds with a potential for high reward.

IDS Precious Metals Fund

Invests primarily in the securities of foreign or domestic companies that explore for, mine and process or distribute gold and other precious metals. A highly aggressive and speculative fund that seeks long-term growth of capital.

(icon of) cart of precious gems

IDS Discovery Fund

Invests in small- and medium-size, growth-oriented companies emphasizing technological innovation and productivity enhancement. Buys and holds larger growth-oriented stocks.

(icon of) ship

IDS Small Company Index Fund

Invests in all or a representative group of the equity securities comprising the S&P SmallCap 600 Index, as it strives to provide long-term capital appreciation.

(icon of) building

IDS Strategy Aggressive Fund

Invests primarily in common stocks of companies that are selected for their potential for above-average growth. Above-average means that their growth potential is better, in the opinion of the portfolio's investment manager, than the Standard & Poor's Corporation (S&P) 500 Stock Index.

(icon of) chess piece

IDS Research Opportunities Fund

Invests in a Portfolio comprised primarily of equity securities of companies included in the S&P 500 Index that are believed to have strong growth potential. The Portfolio is managed using a research methodology by the Research Department of AEFC. Goal is long-term appreciation.

(icon of) magnifying glass

(This annual report is not part of the prospectus.)

IDS mutual funds

IDS Growth Fund

Invests in a Portfolio comprised primarily of companies that have above-average potential for long-term growth as a result of new management, marketing opportunities or technological superiority.

(icon of) trees

IDS New Dimensions Fund

Invests in a Portfolio comprised primarily of companies with significant growth potential due to superiority in technology, marketing or management. The Fund frequently changes its industry mix.

(icon of) dimension

IDS Progressive Fund

Invests primarily in undervalued common stocks. The Fund holds stocks for the long term with the goal of capital growth.

(icon of) shooting star

Growth & income funds

These funds focus on securities of medium to large, well-established companies that offer long-term growth of capital and reasonable income from dividends and interest. Foreign investments may be subject to currency fluctuations and political and economic risks of the countries in which the investments are made.

IDS Equity Select Fund

Invests primarily in a combination of moderate growth stocks, higher-yielding equities and bonds. Seeks growth of capital and income.

(icon of) three pine trees

IDS Blue Chip Advantage Fund

Invests in selected stocks from a major market index. Securities purchased are those recommended by our research analysts as the best from each industry represented on the index. Offers potential for long-term growth as well as dividend income.

(icon of) ribbon

IDS Managed Allocation Fund

Invests in a Portfolio comprised primarily of U.S. equity securities, U.S. and foreign debt securities, foreign equity securities and money market instruments. The Fund provides diversification among these major investment categories and has a target mix that represents the way the Fund's investments will be allocated over the long term. Seeks maximum total return.

(icon of) gyroscope

IDS Stock Fund

Invests in a Portfolio comprised primarily of common stock of companies representing many sectors of the economy. Seeks current income and growth of capital.

(icon of) building with columns

IDS Equity Value Fund

Invests primarily in undervalued common stocks that offer potential for growth of capital and income.

(icon of) three growing flowers

IDS Utilities Income Fund

Invests primarily in the stocks of public utility companies to seek high current income and growth of income and capital with reduced volatility.

(icon of) light bulb

IDS Diversified Equity Income Fund

Invests in a Portfolio comprised primarily in high-yielding common stocks to seek high current income and, secondarily, to benefit from the growth potential offered by stock investments.

(icon of) two puzzle pieces

IDS Mutual

Invests in a Portfolio which seeks to balance between common stocks and senior securities (preferred stocks and bonds). Seeks a balance of growth of capital and current income.

(icon of) scale of justice

(This annual report is not part of the prospectus.)

Income funds

The funds in this group invest their assets primarily in corporate bonds or government securities to seek interest income. Secondary objective is capital growth. Risk varies by bond quality.

IDS Extra Income Fund

Invests in a Portfolio comprised mainly of long-term, high-yielding corporate fixed-income securities in the lower rated, higher risk bond categories to seek high current income. Secondary objective is capital growth.

(icon of) two coins

IDS Bond Fund

Invests mainly in corporate bonds, at least 50% in the higher rated, lower risk bond categories, or the equivalent, and in government bonds.

(icon of) Greek column

IDS Selective Fund

Invests in a Portfolio comprised primarily of high-quality corporate bonds and other highly rated debt instruments including government securities and short-term investments. Seeks current income and preservation of capital.

(icon of) skyline

IDS Federal Income Fund

Invests in a Portfolio comprised primarily of securities issued or guaranteed as to the timely payment of principal and interest by the U.S. government, its agencies and instrumentalities. Seeks a high level of current income and safety of principal consistent with its type of investments.

(icon of) shield with eagle head

Tax-exempt income funds

These funds provide tax-free income by investing in municipal bonds. The income is generally free from federal income tax, but a portion of the income may be subject to state and local taxes. Risk varies by bond quality.

IDS Tax-Exempt Bond Fund

Invests mainly in bonds and notes of state or local government units, with at least 75% in the four highest rated, lowest risk bond categories.

(icon of) shield with Greek column

IDS Insured Tax-Exempt Fund

Invests primarily in municipal securities that are insured as to the timely payment of principal and interest. The insurance feature minimizes credit risk of the Fund but does not guarantee the market value of the Fund's shares.

(icon of) shield with star

IDS State Tax-Exempt Funds
(CA, MA, MI, MN, NY, OH)

Invests primarily in high- and medium-grade municipal securities to provide income to residents of each respective state that is exempt from federal, state and local income taxes. (New York is the only state that is exempt at the local level.)

(icon of) shield with U.S. enclosed

IDS High Yield Tax-Exempt Fund

Invests in a Portfolio comprised primarily of medium- and lower-quality municipal bonds and notes. Lower-quality securities generally involve greater risk of principal and income.

(icon of) shield with basket of apples enclosed

IDS Intermediate Tax-Exempt Fund

Invests in mainly investment-grade bonds and other debt securities with intermediate-term maturities issued by state and local government units. Goal is to seek a high level of current income exempt from federal taxes.

(icon of) shield with tree enclosed

(This annual report is not part of the prospectus.)

IDS mutual funds

Money market funds

These money market funds have three main goals: conservation of capital, constant liquidity and the highest possible current income consistent with these objectives. An investment in these funds is neither insured nor guaranteed by the U.S. government, and there can be no assurance that these funds will be able to maintain a stable net asset value of $1.00 per share. Very limited risk.

IDS Cash Management Fund

Invests in such money market securities as high quality commercial paper, bankers' acceptances, certificates of deposit (CDs) and other bank securities.

(icon of) piggy bank

IDS Tax-Free Money Fund

Invests primarily in short-term bonds and notes issued by state and local governments to seek high current income exempt from federal income taxes.

(icon of) shield with piggy bank enclosed

For more complete information about any of these funds, including charges and expenses, you can obtain a prospectus by contacting your financial advisor or writing to American Express Shareholder Service, P.O. Box 534, Minneapolis, MN 55440-0534. Read it carefully before you invest or send money.

(This annual report is not part of the prospectus.)

 Federal income tax information

        IDS Emerging Markets Fund

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below were reported to you on a Form 1099-DIV, Dividends and Distributions, last January. Shareholders should consult a tax advisor on how to report distributions for state and local purposes.

        IDS Emerging Markets Fund
        Fiscal year ended Oct. 31, 1997

        Class A
        Income distribution
        taxable as dividend income, 0.00% qualifying for deduction by corporations.

        Payable date                                   Per share
        Dec. 30, 1996                                   $0.00684

        Class B
        Income distribution
        taxable as dividend income, 0.00% qualifying for deduction by corporations.

        Payable date                                   Per share
        Dec. 30, 1996                                   $0.00449

        Class Y
        Income distribution
        taxable as dividend income, 0.00% qualifying for deduction by corporations.

        Payable date                                   Per share
        Dec. 30, 1996                                   $0.00748

      (This annual report is not part of the prospectus.)

Quick telephone reference

American Express            Redemptions and exchanges,       National/Minnesota
Financial Advisors          dividend payments or                   800-437-3133
Telephone Transaction       reinvestments and automatic
Service                     payment arrangements           Mpls./St. Paul area:
                                                                       671-3800

TTY Service                 For the hearing impaired               800-846-4852


American Express            Automated account information          800-862-7919
Financial Advisors          (TouchTone(R) phones only),
Easy Access Line            including current fund prices
                            and performance, account values
                            and recent account transactions

AMERICAN EXPRESS Financial Advisors


IDS Emerging Markets Fund
IDS Tower 10
Minneapolis, MN 55440-0010

STATEMENT OF DIFFERENCES

Difference                           Description

1)  The layout is different          1)  Some of the layout in the
    throughout the annual report.        annual report to
                                         shareholders is in two
                                         columns.

2)  Headings.                        2)  The headings in the
                                         annual report are
                                         placed in a blue strip
                                         at the top of the page.

3)  There are pictures, icons        3)  Each picture, icon and
    and graphs throughout the            graph is described in
    annual report.                       parentheses.

4)  Footnotes for charts and         4)  The footnotes for each
    graphs are described at              chart or graph are typed
    the left margin.                     below the description of
                                         the chart or graph.